Exhibit 99.1

ELECTRONIC ARTS REPORTS Q3 FY17

FINANCIAL RESULTS

REDWOOD CITY, CA - January 31, 2017 - Electronic Arts Inc. (NASDAQ: EA) today announced preliminary financial results for its third fiscal quarter ended December 31, 2016.

“With the top console games and most-downloaded mobile portfolio in the industry for Q3, Electronic Arts is growing, engaging and exciting a global community of players,” said Chief Executive Officer Andrew Wilson. “We will continue to push the boundaries of play, with stunning new titles like Mass Effect: Andromeda, global competitive gaming tournaments and more amazing experiences coming in the year ahead.”
“For the first time ever, we generated over $1 billion in operating cash flow in a quarter,” said Chief Financial Officer Blake Jorgensen. “This is a true testament to the innovation we built into Battlefield 1 and FIFA 17 and the continued strength of our digital live services.”

News and ongoing updates regarding EA and our games are available on EA’s blog at www.ea.com/news.

Selected Operating Highlights and Metrics:

•	Digital net sales* of $2.861 billion for the trailing-twelve-month period represents 60% of total net sales, up 18% year-over-year.

•	FIFA 17 was the best-selling console title in the world in 2016.

•	Battlefield™ 1 was our biggest Battlefield launch ever and has a player base more than 50% larger than that of Battlefield 4™ in its comparable launch quarter.

•	To date, more than 10 million fans have played “The Journey”, the new single-player mode in FIFA 17.

•	In Q3, average gameplay time per player in Star Wars™: Galaxy of Heroes reached a new high of 155 minutes per day.

* Net sales is defined as the net amount of products and services sold digitally or sold-in physically in the period.

Selected Financial Highlights:

All financial measures are presented on a GAAP basis.

•	Net cash provided by operating activities for the quarter was a record $1.115 billion. Trailing twelve month operating cash flow was also a record $1.372 billion.

•	For the quarter, net revenue was $1.149 billion. Of the total net revenue 60%, or $685 million, was digital. Diluted loss per share of $(0.00) was above guidance of $(0.17).

•	EA repurchased 1.5 million shares in Q3 for $127 million.

(in millions of $, except per share amounts)	Quarter Ended 12/31/16	Quarter Ended 12/31/15
Digital Net Revenue	$685	$569
Packaged Goods and Other Net Revenue	464	501
Total Net Revenue	$1,149	$1,070

Net Loss	$(1)	$(45)
Diluted Loss Per Share	(0.00)	$(0.14)

Operating Cash Flow	$1,115	$889

While EA no longer reports certain non-GAAP financial measures, the following GAAP-based financial data and a long-term tax rate of 21% are used internally by company management to adjust our GAAP results in order to assess EA’s operating results:

	Three Months Ended Dec 31, 2016
$ in millions		GAAP-Based Financial Data
	Statement of Operations	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Stock-based compensation
Net revenue	1,149	-	921	-
Cost of revenue	516	(18)	-	-
Gross profit	633	18	921	-
Total operating expenses	637	(2)	-	(48)
Operating loss	(4)	20	921	48
Interest and other income (expense), net	(2)	-	-	-
Loss before benefit from income taxes	(6)	20	921	48
Number of shares used in computation
Basic & Diluted	303

EA’s GAAP loss per share for the three months ended December 31, 2016 was calculated off the basic share count of 303 million. Had EA reported a profit, the diluted share count would have been 313 million shares. For additional information on the GAAP-based financial data, please refer to EA’s Form 10-Q for the quarter ended September 30, 2016.

TTM Financial Highlights:

(in millions)	TTM Ended 12/31/16	TTM Ended 12/31/15
Digital Net Revenue	$2,655	$2,308
Packaged Goods and Other Net Revenue	1,971	1,965
Total Net Revenue	$4,626	$4,273

Net Income	$1,300	$652

Operating Cash Flow	$1,372	$1,025

Value of Shares Repurchased	$1,017	$479
Number of Shares Repurchased	14.9	7.6

While EA no longer reports certain non-GAAP financial measures, the following GAAP-based financial data and a long-term tax rate of 21% are used internally by company management to adjust our GAAP results in order to assess EA’s operating results:

	Trailing Twelve Months Ended Dec 31, 2016
$ in millions		GAAP-Based Financial Data
	Statement of Operations	Acquisition-related expenses	Amortization of debt discount and loss on conversion of notes	Change in deferred net revenue (online-enabled games)	Stock-based compensation
Net revenue	4,626	-	-	148	-
Cost of revenue	1,322	(55)	-	-	(3)
Gross profit	3,304	55	-	148	3
Total operating expenses	2,261	(6)	-	-	(188)
Operating Income	1,043	61	-	148	191
Interest and other income (expense), net	(23)	-	7	-	-
Income before benefit from income taxes	1,020	61	7	148	191

Business Outlook as of January 31, 2017
The following forward-looking statements reflect expectations as of January 31, 2017. Electronic Arts assumes no obligation to update these statements. Results may be materially different and are affected by many factors detailed in this release and in EA’s annual and quarterly SEC filings.

Fiscal Year 2017 Expectations - Ending March 31, 2017

•	Net revenue is expected to be approximately $4.800 billion.

•	Change in deferred net revenue is expected to be approximately $125 million.

•	Net income is expected to be approximately $914 million.

•	Diluted earnings per share is expected to be approximately $2.91.

•	Operating cash flow is expected to be approximately $1.35 billion.

•	The Company estimates a share count of 314 million for purposes of calculating fiscal year 2017 diluted earnings per share.

In addition, the following outlook for GAAP-based financial data and a long-term tax rate of 21% are used internally by EA to adjust our GAAP expectations to assess EA’s operating results and plan for future periods:

	Twelve Months Ending March 31, 2017
	GAAP-Based Financial Data
$ in millions	GAAP Guidance	Acquisition-related expenses	Amortization of debt discount and loss on conversion of notes	Change in deferred net revenue (online-enabled games)	Shares from convertible bond hedge	Stock-based compensation
Digital Net Revenue	2,825	-	-	125	-	-
Packaged Goods & Other Net Revenue	1,975	-	-	-	-	-
Total Net Revenue	4,800	-	-	125	-	-
Cost of Revenue	1,338	(43)	-	-	-	(2)
Operating Expense	2,306	(6)	-	-	-	(192)
Income Before Taxes	1,135	49	2	125	-	194
Diluted Shares	314	-	-	-	(1)	-

Fourth Quarter Fiscal Year 2017 Expectations - Ending March 31, 2017

•	Net revenue is expected to be approximately $1.482 billion.

•	Change in deferred net revenue is expected to be approximately $(407) million.

•	Net income is expected to be approximately $513 million.

•	Earnings per share is expected to be approximately $1.64.

•	The Company estimates a share count of 313 million for purposes of calculating fourth quarter fiscal 2017 earnings per share.

In addition, the following outlook for GAAP-based financial data and a long-term tax rate of 21% are used internally by EA to adjust our GAAP expectations to assess EA’s operating results and plan for future periods:

	Three Months Ending March 31, 2017
	GAAP-Based Financial Data
$ in millions	GAAP Guidance	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Stock-based compensation
Net Revenue	1,482	-	(407)	-
Cost of Revenue	242	-	-	-
Operating Expenses	591	(1)	-	(50)
Income Before Taxes	641	1	(407)	50
Diluted Shares	313

Conference Call and Supporting Documents

Electronic Arts will host a conference call on January 31, 2017 at 2:00 pm PT (5:00 pm ET) to review its results for the third quarter ended December 31, 2016 and its outlook for the future. During the course of the call, Electronic Arts may disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live through the following dial-in number 844-215-4106 (domestic) or 918-534-8313 (international), using the password “EA” or via webcast at EA’s IR Website at http://ir.ea.com.

EA has posted a slide presentation and a financial model of EA’s historical results on EA’s IR Website. EA will also post the prepared remarks and a transcript from the conference call on EA’s IR Website.

A dial-in replay of the conference call will be available until February 13, 2017 at 855-859-2056 (domestic) or 404-537-3406 (international). An audio webcast replay of the conference call will be available for one year on EA’s IR Website.

Forward-Looking Statements

Some statements set forth in this release, including the information relating to EA’s fiscal 2017 expectations under the heading “Business Outlook as of January 31, 2017,” contain forward-looking statements that are subject to change.  Statements including words such as “anticipate,” “believe,” “estimate” or “expect” and statements in the future tense are forward-looking statements.  These forward-looking statements are preliminary estimates and expectations based on current information and are subject to business and economic risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements.

Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: sales of the Company’s titles; the Company’s ability to manage expenses; the competition in the interactive entertainment industry; the effectiveness of the Company’s sales and marketing programs; timely development and release of Electronic Arts’ products; the Company’s ability to realize the anticipated benefits of acquisitions; the consumer demand for, and the availability of an adequate supply of console hardware units; the Company’s ability to predict consumer preferences among competing platforms; the Company’s ability to service and support digital product offerings, including managing online security; general economic conditions; and other factors described in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2016.

These forward-looking statements are current as of January 31, 2017. Electronic Arts assumes no obligation and does not intend to update these forward-looking statements. In addition, the preliminary financial results set forth in this release are estimates based on information currently available to Electronic Arts.

While Electronic Arts believes these estimates are meaningful, they could differ from the actual amounts that Electronic Arts ultimately reports in its Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2016.  Electronic Arts assumes no obligation and does not intend to update these estimates prior to filing its Form 10-Q for the fiscal quarter ended December 31, 2016.

About Electronic Arts

Electronic Arts (NASDAQ: EA) is a global leader in digital interactive entertainment. The Company delivers games, content and online services for Internet-connected consoles, personal computers, mobile phones and tablets. EA has more than 300 million registered players around the world.

In fiscal year 2016, EA posted GAAP net revenue of $4.4 billion. Headquartered in Redwood City, California, EA is recognized for a portfolio of critically acclaimed, high-quality blockbuster brands such as The Sims™, Madden NFL, EA SPORTS™ FIFA, Battlefield™, Dragon Age™ and Plants vs. Zombies™. More information about EA is available at www.ea.com/news.

EA SPORTS, Battlefield, Battlefield 4, The Sims, Dragon Age, and Plants vs. Zombies are trademarks of Electronic Arts Inc. STAR WARS © & TM 2015 Lucasfilm Ltd. All rights reserved. John Madden, NFL and FIFA are the property of their respective owners and used with permission.

For additional information, please contact:

Chris Evenden	John Reseburg
Vice President, Investor Relations	Vice President, Corporate Communications
650-628-0255	650-628-3601
cevenden@ea.com	jreseburg@ea.com

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statement of Operations
(in $ millions, except share per data)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2016	2015	2016	2015
Net revenue
Product	649	625	1,753	1,802
Service and other	500	445	1,565	1,286
Total net revenue	1,149	1,070	3,318	3,088
Cost of revenue
Product	389	439	796	868
Service and other	127	107	300	260
Total cost of revenue	516	546	1,096	1,128
Gross profit	633	524	2,222	1,960
Operating expenses:
Research and development	285	266	870	827
Marketing and sales	240	190	511	469
General and administrative	110	97	329	296
Amortization of intangibles	2	2	5	6
Total operating expenses	637	555	1,715	1,598
Operating income (loss)	(4)	(31)	507	362
Interest and other income (expense), net	(2)	1	(13)	(11)
Income (loss) before provision for (benefit from) income taxes	(6)	(30)	494	351
Provision for (benefit from) income taxes	(5)	15	93	94
Net income (loss)	(1)	(45)	401	257
Earnings (loss) per share
Basic	(0.00)	(0.14)	1.33	0.83
Diluted	(0.00)	(0.14)	1.28	0.77
Number of shares used in computation
Basic	303	311	302	311
Diluted	303	311	314	333

Results (in $ millions, except per share data)
The following table reports the variance of the actuals versus our guidance for the three months ended December 31, 2016 plus a comparison to the actuals for the three months ended December 31, 2015.

	Three Months Ended December 31,
	2016		2016	2015
	Guidance	Variance	Actuals	Actuals
Net revenue
Net revenue	1,125	24	1,149	1,070
GAAP-based financial data
Change in deferred net revenue (online-enabled games)	910	11	921	733
Cost of revenue
Cost of revenue	532	(16)	516	546
GAAP-based financial data
Acquisition-related expenses	(3)	(15)	(18)	(12)
Operating expenses
Operating expenses	652	(15)	637	555
GAAP-based financial data
Acquisition-related expenses	(2)	—	(2)	(2)
Stock-based compensation	(50)	2	(48)	(42)
Loss before tax
Loss before tax	(66)	60	(6)	(30)
GAAP-based financial data
Acquisition-related expenses	5	15	20	14
Amortization of debt discount and loss on conversion of notes	—	—	—	5
Change in deferred net revenue (online-enabled games)	910	11	921	733
Stock-based compensation	50	(2)	48	42
Tax rate used for management reporting	21%		21%	22%
Loss per share
Basic	(0.17)	0.17	(0.00)	(0.14)
Diluted[1]	(0.17)	0.17	(0.00)	(0.14)
Number of shares
Basic	304	(1)	303	311
Diluted[1]	304	(1)	303	311

1 Diluted earnings per share reflects the potential dilution from common shares (calculated using the treasury stock method), issuable through stock-based compensation plans. When the company incurs a loss, shares issuable through stock-based compensation plans are excluded from the diluted loss per share calculation as inclusion would be anti-dilutive.

Guidance (in $ millions, except per share data)
The following tables provide the Company’s guidance for the three months ended March 31, 2017 and the twelve months ended March 31, 2017.

	Three Months Ended	Twelve Months Ended
	Mar 31, 2017	Mar 31, 2017
Net revenue
Net revenue	1,482	4,800
GAAP-based financial data
Change in deferred net revenue (online-enabled games)	(407)	125
Cost of revenue
Cost of revenue	242	1,338
GAAP-based financial data
Acquisition-related expenses	—	(43)
Stock-based compensation	—	(2)
Operating expenses
Operating expenses	591	2,306
GAAP-based financial data
Acquisition-related expenses	(1)	(6)
Stock-based compensation	(50)	(192)
Income before tax
Income before tax	641	1,135
GAAP-based financial data
Acquisition-related expenses	1	49
Amortization of debt discount and loss on conversion of notes	—	2
Change in deferred net revenue (online-enabled games)	(407)	125
Stock-based compensation	50	194
Tax rate used for management reporting	21%	21%
Earnings per share
Basic	1.66	3.02
Diluted	1.64	2.91
Number of shares
Basic	309	303
Diluted	313	314[2]

2Excludes the benefit of 1 million shares from convertible bond hedge.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Balance Sheets
(in $ millions)

	December 31, 2016	March 31, 2016 [3]
ASSETS
Current assets:
Cash and cash equivalents	2,483	2,493
Short-term investments	1,736	1,341
Receivables, net of allowances of $196 and $159, respectively	587	233
Inventories	35	33
Other current assets	260	254
Total current assets	5,101	4,354
Property and equipment, net	424	439
Goodwill	1,704	1,710
Acquisition-related intangibles, net	9	57
Deferred income taxes, net	386	387
Other assets	95	103
TOTAL ASSETS	7,719	7,050
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	65	89
Accrued and other current liabilities	901	710
0.75% convertible senior notes due 2016, net	—	161
Deferred net revenue (online-enabled games)	1,971	1,458
Total current liabilities	2,937	2,418
Senior notes, net	990	989
Income tax obligations	87	80
Deferred income taxes, net	2	2
Other liabilities	154	163
Total liabilities	4,170	3,652
0.75% convertible senior notes due 2016	—	2

Common stock	3	3
Additional paid-in capital	1,086	1,349
Retained earnings	2,461	2,060
Accumulated other comprehensive loss	(1)	(16)
Total stockholders’ equity	3,549	3,396
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	7,719	7,050

3Derived from audited consolidated financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Cash Flows
(in $ millions)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2016	2015	2016	2015
OPERATING ACTIVITIES
Net income (loss)	(1)	(45)	401	257
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, amortization and accretion	49	50	140	149
Stock-based compensation	48	42	144	131
Loss on conversion of convertible notes	—	2	—	8
Change in assets and liabilities:
Receivables, net	126	111	(367)	(268)
Inventories	15	20	(2)	(6)
Other assets	(12)	3	42	42
Accounts payable	(139)	(56)	(6)	70
Accrued and other liabilities	145	25	111	(124)
Deferred income taxes, net	(20)	5	—	6
Deferred net revenue (online-enabled games)	904	732	513	562
Net cash provided by operating activities	1,115	889	976	827
INVESTING ACTIVITIES
Capital expenditures	(25)	(21)	(94)	(63)
Proceeds from maturities and sales of short-term investments	324	194	968	707
Purchase of short-term investments	(548)	(176)	(1,372)	(727)
Net cash used in investing activities	(249)	(3)	(498)	(83)
FINANCING ACTIVITIES
Payment of convertible notes	—	(95)	(163)	(293)
Proceeds from issuance of common stock	2	2	33	86
Excess tax benefit from stock-based compensation	16	8	53	73
Repurchase and retirement of common stock	(127)	(126)	(383)	(384)
Net cash used in financing activities	(109)	(211)	(460)	(518)
Effect of foreign exchange on cash and cash equivalents	(20)	(10)	(28)	(31)
Increase (decrease) in cash and cash equivalents	737	665	(10)	195
Beginning cash and cash equivalents	1,746	1,598	2,493	2,068
Ending cash and cash equivalents	2,483	2,263	2,483	2,263

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions, except per share data)

	Q3	Q4	Q1	Q2	Q3	YOY %
	FY16	FY16	FY17	FY17	FY17	Change
Net revenue
Net revenue	1,070	1,308	1,271	898	1,149	7%
GAAP-based financial data
Change in deferred net revenue (online-enabled games)[4]	733	(384)	(589)	200	921
Gross profit
Gross profit	524	1,082	1,092	497	633	21%
GAAP-based financial data
Acquisition-related expenses	12	12	13	12	18
Change in deferred net revenue (online-enabled games)[4]	733	(384)	(589)	200	921
Stock-based compensation	—	1	1	1	—
Gross profit % (as a % of net revenue)	49%	83%	86%	55%	55%
Operating income
Operating income (loss)	(31)	536	560	(49)	(4)	87%
GAAP-based financial data
Acquisition-related expenses	14	13	15	13	20
Change in deferred net revenue (online-enabled games)[4]	733	(384)	(589)	200	921
Stock-based compensation	42	47	48	48	48
Operating income (loss) % (as a % of net revenue)	(3%)	41%	44%	(5%)	—
Net income
Net income (loss)	(45)	899	440	(38)	(1)	98%
GAAP-based financial data
Acquisition-related expenses	14	13	15	13	20
Amortization of debt discount and loss on conversion of notes	5	5	2	—	—
Change in deferred net revenue (online-enabled games)[4]	733	(384)	(589)	200	921
Stock-based compensation	42	47	48	48	48
Tax rate used for management reporting	22%	22%	21%	21%	21%
Net income (loss) % (as a % of net revenue)	(4%)	69%	35%	(4%)	—
Diluted earnings (loss) per share
Earnings (loss) per share	(0.14)	2.79	1.40	(0.13)	(0.00)	100%
Number of diluted shares used in computation
Basic	311	307	301	301	303
Diluted	311	322	315	301	303
Anti-dilutive shares excluded for loss position[1]	20	—	—	13	10
Shares from convertible bond hedge	(6)	(3)	(2)	—	—

4The difference between the balances of deferred net revenue (online-enabled games) does not necessarily equal the change in deferred net revenue (online-enabled games) in the consolidated statements of cash flows due to the impact of unrecognized gains/losses on cash flow hedges.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions, except per share data)

	Q3	Q4	Q1	Q2	Q3	YOY %
	FY16	FY16	FY17	FY17	FY17	Change
QUARTERLY NET REVENUE PRESENTATIONS
Net revenue by geography
North America	448	572	525	389	561	25%
International	622	736	746	509	588	(5%)
Total net revenue	1,070	1,308	1,271	898	1,149	7%
North America	403	(147)	(245)	58	370
International	330	(237)	(344)	142	551
Change in deferred net revenue (online-enabled games)	733	(384)	(589)	200	921
North America	42%	44%	41%	43%	49%
International	58%	56%	59%	57%	51%
Total net revenue %	100%	100%	100%	100%	100%

Net revenue by composition
Full game downloads	112	152	137	94	169	51%
Extra content	241	317	300	240	267	11%
Subscriptions, advertising and other	89	94	87	83	102	15%
Mobile	127	152	165	149	147	16%
Total digital	569	715	689	566	685	20%
Packaged goods and other	501	593	582	332	464	(7%)
Total net revenue	1,070	1,308	1,271	898	1,149	7%
Full game downloads	83	(18)	(53)	(1)	186
Extra content	119	(7)	(42)	(68)	195
Subscriptions, advertising and other	1	1	(2)	—	2
Mobile	35	21	(24)	(11)	27
Total digital	238	(3)	(121)	(80)	410
Packaged goods and other	495	(381)	(468)	280	511
Change in deferred net revenue (online-enabled games)	733	(384)	(589)	200	921
Full game downloads	10%	12%	11%	10%	15%
Extra content	23%	24%	23%	27%	23%
Subscriptions, advertising and other	8%	7%	7%	9%	9%
Mobile	12%	12%	13%	17%	13%
Total digital	53%	55%	54%	63%	60%
Packaged goods and other	47%	45%	46%	37%	40%
Total net revenue %	100%	100%	100%	100%	100%

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions, except per share data)

	Q3	Q4	Q1	Q2	Q3	YOY %
	FY16	FY16	FY17	FY17	FY17	Change
QUARTERLY NET REVENUE PRESENTATIONS
Net revenue by platform
Xbox One, PLAYSTATION 4	571	793	776	513	728	27%
Xbox 360, PLAYSTATION 3	157	147	133	64	65	(59%)
Other consoles	3	1	1	1	—	(100%)
Total consoles	731	941	910	578	793	8%
PC / Browser	182	195	179	158	190	4%
Mobile	128	151	165	149	148	16%
Other	29	21	17	13	18	(38%)
Total net revenue	1,070	1,308	1,271	898	1,149	7%
Xbox One, PLAYSTATION 4	626	(287)	(441)	177	762
Xbox 360, PLAYSTATION 3	16	(93)	(92)	43	3
Other consoles	(1)	(1)	—	—	—
Total consoles	641	(381)	(533)	220	765
PC / Browser	55	(27)	(30)	(9)	127
Mobile	35	23	(24)	(11)	27
Other	2	1	(2)	—	2
Change in deferred net revenue (online-enabled games)	733	(384)	(589)	200	921
Xbox One, PLAYSTATION 4	53%	61%	61%	57%	63%
Xbox 360, PLAYSTATION 3	15%	11%	11%	7%	6%
Other consoles	—	—	—	—	—
Total consoles	68%	72%	72%	64%	69%
PC / Browser	17%	15%	14%	18%	17%
Mobile	12%	11%	13%	17%	13%
Other	3%	2%	1%	1%	1%
Total net revenue %	100%	100%	100%	100%	100%

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions, except per share data)

	Q3	Q4	Q1	Q2	Q3	YOY %
	FY16	FY16	FY17	FY17	FY17	Change
CASH FLOW DATA
Operating cash flow	889	396	(248)	109	1,115	25%
Operating cash flow - TTM	1,025	1,223	1,046	1,146	1,372	34%
Capital expenditures	21	30	40	29	25	19%
Capital expenditures - TTM	95	93	109	120	124	31%
Repurchase and retirement of common stock	126	634	129	127	127	1%
DEPRECIATION
Depreciation expense	31	28	29	28	29	(6%)
BALANCE SHEET DATA
Cash and cash equivalents	2,263	2,493	2,042	1,746	2,483
Short-term investments	966	1,341	1,385	1,520	1,736
Cash and cash equivalents, and short-term investments	3,229	3,834	3,427	3,266	4,219	31%
Receivables, net	621	233	246	723	587	(5%)
STOCK-BASED COMPENSATION
Cost of revenue	—	1	1	1	—
Research and development	26	26	27	27	27
Marketing and sales	5	7	7	8	8
General and administrative	11	13	13	12	13
Total stock-based compensation	42	47	48	48	48